                                                                   EXHIBIT 10.17


June 6, 1994


Mr. Richard G. Thau
President And Chief Executive Officer
Qualix Group, Inc.
1900 S. Norfolk Street, Suite 224
San Mateo, CA  94403-1151

Subject:  Letter Agreement

Dear Mr. Thau:

          This letter sets forth the terms and conditions under which Silicon Graphics, Inc. ("SGI") and Qualix Group, Inc. ("Qualix") agree that SGI will sell its inventory of various third party products (collectively "Products") to Qualix upon SGl's closure of its Expressware business unit.

1. Purpose. Qualix shall purchase all inventory of the Products set forth on
   -------
   Exhibit 1 that are in SGI's inventory as of June 25, 1994, less the inventory necessary for SGI to fulfill its backlog of orders. Such inventory shall be in saleable condition in unopened packaging. Qualix shall issue a purchase order for all such inventory on June 27, 1994. The prices at which Qualix shall purchase such Products from SGI are set forth on Exhibit 1.

2. Option. Qualix shall also have the option to purchase any residual inventory
   ------
   remaining in SGI's inventory as of July 31, 1994. Such purchase shall be governed by the terms and conditions of this letter with the exception that Qualix shall pay the purchase price in full not later than thirty (30) days after the date of SGI's invoice, which SGI will issue on shipment of Product.

3. Terms of Sale. The terms and conditions of sale set forth in this Letter
   -------------
   Agreement ("Terms and Conditions") will be the sole terms and conditions that will apply to any purchase order accepted by SGI. These Terms and Conditions may in some instances conflict with terms and conditions affixed to the forms or order blanks and/or otherwise specified by Qualix. Therefore, SGI will accept Qualix's order solely on the express understanding and condition that these Terms and Conditions will be the only terms and conditions that will apply to such order, and SGI hereby objects to any conflicting or additional terms and conditions of Qualix. Qualix will submit its orders for Product to SGI in the form of a written purchase order that states the quantities and descriptions of Product required, applicable purchase prices and license fees, requested delivery dates and shipping instructions. After receipt of Qualix's written order, SGI will accept or

[*] Confidential portion has been omitted and filed separately with the Commission.

Mr. Richard G. Thau
June 6, 1994
Page 2

   reject (at SGI's sole discretion) Qualix's orders in writing at SGI's principal place of business in Mountain View, CA.

4. Price and Terms of Payment. (a) Prices. The Product prices set forth on
   --------------------------      ------
   Exhibit 1 do not include transportation or installation charges, or any sales, use, personal property or other taxes, however designated, levied or based on such prices or on the sale or use of Product, including state and local privilege or excise taxes based on the gross revenue from the purchase of Product and any taxes or amounts in lieu thereof paid or payable by SGI with respect to the foregoing, exclusive of taxes based on SGI's net income. SGI will include any applicable taxes or other charges in SGI's invoice to Qualix as a separate item, and Qualix agrees to pay such taxes or charges, or, in the case of taxes, to supply appropriate tax exemption certificates in a form satisfactory to SGI. (b) Terms of Payment. SGI will grant to Qualix
                                   ----------------
   net sixty (60) days payment terms. Such payment terms require that Qualix pay the purchase price in full not later than sixty (60) days after the date of SGI's invoice, which SGI will issue on shipment of Product. Although SGI may extend credit to Qualix for a purchase, SGI reserves the right to change its credit terms at any time when, in SGI's judgment, Qualix's financial condition or payment record so warrants. Qualix acknowledges that in addition to lost interest, the late payment of the purchase price may cause SGI to incur costs and expenses, the exact amount thereof being extremely difficult and impractical to fix. Such costs may include, but are not limited to, processing and accounting expenses, late charges that may be imposed on SGI, and costs for attempts to collect the purchase price. Therefore, SGI will have the right to levy a late payment service charge of one and one half percent (1.5%) per month upon any unpaid amounts beginning sixty (60) days after the date of invoice, without any requirement of notice, provided, however, that such charge will not exceed legally permissible limits. SGI and Qualix hereby agree that such late charge represents a fair and reasonable estimate of the costs to SGI related to such late payment, and Qualix will pay any such late charge to SGI as liquidated damages pursuant to California Civil Code Section 1671. (c) Purchase Money Security Interest. The parties
                                --------------------------------
   agree that Qualix's order constitutes a security agreement, whereunder Qualix grants to SGI a purchase money security interest in Product purchased hereunder for the amount of the purchase price of such Product. SGI hereby reserves such security interest, and, in order to perfect SGI's security interest, Qualix agrees that (i) Qualix will execute financing statements (i.e. UCC-1 forms) and amendments and supplements thereto, or other instruments that SGI, as a secured party, is required to file in compliance with the commercial code of any state or province, or any other law of the United States or Canada, which is applicable to Product as collateral, and
   (ii) SGI may file such financing statements and Qualix's order, or a carbon, photocopy or other reproduction of Qualix's order, with the appropriate governmental authorities at any time, alone or with other documents that SGI determines to be necessary or desirable to perfect or protect the security interest created hereby. Payment in full of the purchase price of any Product will release the security interest on that Product.

Mr. Richard G. Thau
June 6, 1994
Page 3

5.  Delivery; Risk of Loss and Title.  SGI will deliver Product hereunder F.O.B.
    --------------------------------
    origin; (i.e., the time of delivery is the time when SGI delivers Product to the carrier at SGI's facility). In the absence of specific written instructions from Qualix, SGI will select the carrier, but such carrier will not be the agent of SGI, nor will SGI have any liability with regard to such shipment after delivery to the carrier. SGI will pack all Product so shipped in accordance with standard commercial practices. Risk of loss and/or damage to Product will pass to Qualix on such delivery. Title to Product (with the exception of software, see Section 8(c) below) will pass to Qualix on such delivery, subject to the security interest referred to in Section 2(c) above. SGI may ship Qualix's order in one or more installment(s), unless Qualix makes a specific prior written request that SGI not make partial shipments under Qualix's order.

6. On July 1, 1994 SGI shall forward its Expressware "800" number telephone line to a number designated by Qualix. Qualix shall be responsible for all sales and product inquiries resulting from in-bound calls, and for all costs and expenses of maintaining such "800" number. SGI will use its reasonable efforts to direct international in-bound sales inquiries to Qualix.

7. SGI shall provide Qualix with a listing of contacts in SGI's sales offices in the United States and Canada.

8. The parties will cooperate on marketing activities to be mutually agreed upon and executed prior to July 1, 1994. SGI shall provide to Qualix all sales leads generated by Expressware marketing activities prior to July 1994. SGI shall use its reasonable efforts to forward any such leads for a period of six months.

9. SGI shall promptly notify its sales force that Qualix will be selling products previously sold by SGI's Expressware organization.

10. SGI shall provide Qualix with an introduction to SGI's telesales organization.

11. SGI shall provide Qualix with an introduction to SGI's business development organization.

12. SGI shall provide Qualix with introductions to SGI's vendors.

13. All sales are final. SGI DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14. Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE
    -----------------------
    OTHER PARTY FOR EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT

Mr. Richard G. Thau
June 6, 1994
Page 4

    LIMITATION LOSS OF PROFIT, LOSS OF USE, SAVINGS OR REVENUE, WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP OF QUALIX AND SGI. SGI'S LIABILITY ARISING OUT OF THESE TERMS AND CONDITIONS OF SALE AND/OR SALE OR USE, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS COMBINED, WILL NOT EXCEED THE AMOUNT OF THE PURCHASE PRICE/LICENSE FEE OF PRODUCT. IN NO EVENT WILL SGI BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS BY QUALIX OR ANY OTHER PERSON OR ENTITY. THE LIMITATIONS IN THIS SECTION WILL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

15. General.  (a) Force Majeure.  In no event will SGI be liable for delays or
    -------       -------------
    nonfulfillment of its obligations hereunder arising because of acts of God, fire, labor disputes of any nature, accident, supplier failure or delay, insurrection or other causes beyond the reasonable control of SGI. (b) Licensed Products. All SGI software products (collectively, "Software")
    -----------------
    are licensed by SGI to Qualix for Qualix's use pursuant to this Letter Agreement and the terms and conditions in the Software License Agreement that is included with Software. When used in reference to Software, the word "purchase" and similar or derivative words are understood to mean "license" and "Buyer" or similar or derivative words are understood to mean "Licensee." Title to Software will remain with SGI and its suppliers, notwithstanding anything to the contrary herein. (d) Export. Qualix
                                                         ------
    hereby agrees that it does not intend to, and will not knowingly, without the prior written approval, if required, of the Office of Export Administration of the U.S. Department of Commerce, Washington, D.C., 20230 or any other applicable U.S. Government agency, export, either directly or indirectly, any Product or any portion of Product, to any country for which such approval is required. (e) Assignment. Qualix may not assign its
                                   ----------
    orders hereunder without the prior written permission of SGI; any attempt to assign any rights, duties or obligations that arise under such orders without SGI's permission will be null and void. (f) Resolution of
                                                        -------------
    Disputes. These Terms and Conditions will be governed by and interpreted in accordance with the laws of the State of California, excluding its choice of laws rules. The parties hereby agree that any dispute regarding the interpretation or validity of, or otherwise arising out of, these Terms and Conditions, or relating to Products sold or licensed hereunder will be subject to the exclusive jurisdiction of the California state courts of Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California), and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts. The parties hereby expressly waive any right to a jury trial and agree that any proceeding hereunder shall be tried by a judge without a jury. (g) Unenforceable Provisions. In the
                                         ------------------------
    event that any of the terms and conditions hereof

Mr. Richard G. Thau
June 6, 1994
Page 5

    will be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining terms and conditions will remain in full force and effect, provided that in such event the parties agree to negotiate in good faith substitute enforceable provisions that most nearly effect the parties' intent hereunder. (h) Complete Agreement. These Terms and
                                   ------------------
    Conditions constitute the entire agreement between the parties pertaining to the subject matter hereof and Qualix's order, and any and all written or oral agreements heretofore existing between the parties hereto are expressly canceled. Qualix acknowledges that it has not relied on any representations not expressly contained herein. Any modification of these Terms and Conditions must be in writing and signed by both parties hereto. Any such modification will be binding upon SGI only if and when signed by a duly authorized employee of SGI.

          Please indicate your acceptance of all the foregoing terms and conditions with your signature below.

Sincerely,


------------------------------------
Kirk Loevner
Vice President and General Manager
Applications and Markets Division
Silicon Graphics, Inc.

          The undersigned, on behalf of Qualix Group, Inc. agrees to all the terms and conditions set forth in this Letter Agreement and represents that s/he has the authority to do so.


---------------------------------      ---------------
Signed                                 Date


---------------------------------
Print Name and Title

                                   EXHIBIT 1

                            SILICON GRAPHICS, INC.
                         EXPRESSWARE INVENTORY ON HAND
                       QUANTITY, LIST-PRICE & TOTAL COST

                                                           Qualix Unit                           Qualix
Part Number      DESCRIPTION                              Purchase Price   List-Price   Qty   Purchase Price    Ext Price
S4-MATH-2.0      MATHEMATICA SGL MACH LIC, 4D, 2.0              [*]        1,995.00     [*]         [*]            [*]
S4-MATHFNL-2.0   MATHEMATICA NTWK LIC, IRIS 4D, 2.0             [*]        2,995.00     [*]         [*]            [*]
S4-MATHNLI-2.0   MATHEMATICA NTWK LIC INCR, 4D., 2.0            [*]        1,495.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063A                                                      [*]         [*]            [*]

SC4-FNL-2.0      IMSL FORTRAN NUMERICAL LIB FIXED SY            [*]        4,750.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063B                                                      [*]         [*]            [*]

OPT-MOUSE        OPTICAL MOUSE FROM MOUSE SYSTEMS               [*]          130.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063D                                                      [*]         [*]            [*]

S5-FGFULLC-3.0   FIGARO C FULL-USE LIC 3.0, PER IRIS            [*]        3,600.00     [*]         [*]            [*]
S5-FGFULLF-3.0   FIGARO F FULL-USE LIC, PER IRIS                [*]        3,600.00     [*]         [*]            [*]
S5-PCI-3.0       FIGARO 3.0 PHIGS CHD INTPR, PER IRIS           [*]          945.00     [*]         [*]            [*]
S5-PSO-3.0       FIGARO 3.0 PRPHL SUPPORT, PER IRIS             [*]          945.00     [*]         [*]            [*]
S5-FGFULLF-3.0   FIGARO F FULL-USE LIC 3.0, INDIGO              [*]        2,600.00     [*]         [*]            [*]
S8-PC1-3.0       FIGARO 3.0 PHIGS CHD INTPR, INDIGO             [*]          845.00     [*]         [*]            [*]
SR8-FGFULL-3.0   RIGHT TO USE, FIGARO 3.0, IRIS INDIGO          [*]        2,340.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063F                                                      [*]         [*]            [*]

QUORUM-5101      EXCEL COMPETITIVE UPGD-1 USER LIC              [*]          399.00     [*]         [*]            [*]
QUORUM-8001      EQUAL ONLY-1 USER LICENSE                      [*]          695.00     [*]         [*]            [*]
QUORUM-9001      EQUAL W/WORD & EXCEL-1 USER LIC                [*]        1,295.00     [*]         [*]            [*]
QUORUM-9010      EQUAL W/WORD & EXCEL - 10 USER LIC             [*]       11,600.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063L                                                      [*]         [*]            [*]

SC4-EMACS-2.2    TEXT EDITOR                                    [*]          500.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063N                                                      [*]         [*]            [*]

90-04267-00      FRAMEMAKER 4 SHARED LICENSE                    [*]        2,595.00     [*]         [*]            [*]
92-04267-00      FRAMEMAKER, 4PERSONAL LICENSE                  [*]        1,495.00     [*]         [*]            [*]
M4-FRN-3.0       MANUAL OPT, FRAMEMAKER DOCS, 3.0               [*]          100.00     [*]         [*]            [*]
M4-FRNDEV-3.0    MANUAL OPT, FRAMEMAKER DEV, 3.0                [*]           40.00     [*]         [*]            [*]
M4-FRNFIL-3.0    MNL KIT, FRAME FILTERPAK, 3.0                  [*]          150.00     [*]         [*]            [*]
M4-FRNGER-3.0    MANUAL OPT, FRAMEMAKER DOCS, GERMAN            [*]          150.00     [*]         [*]            [*]
M4-FRNUK-3.0     MANUAL OPT, FRAMEMAKER U.K, 3.0                [*]          150.00     [*]         [*]            [*]
M4-FRNUPKIT-3.0  MNL KIT, UPGRD 2.1 TO 3.0, FRAMEMAKER          [*]           50.00     [*]         [*]            [*]
S4-FRNUP-3.0     UPGRADE, FRAMEMAKER 2.1 TO 3.1                 [*]          500.00     [*]         [*]            [*]
S4-FRNUPIN-3.0   UPGRADE, FRAMEMAKER 2.1 TO 3.1, INTL           [*]          600.00     [*]         [*]            [*]
SC4-FRM-3.0      CD OPT FRAMEMAKER 3.1 FLTG LIC                 [*]        2,500.00     [*]         [*]            [*]
SC4-FRM-3.1      FLOATING LISCENSE                              [*]        2,500.00     [*]         [*]            [*]
SC4-FRMFIL-3.0   FRAME FILTERPAK, CD/NNLS,3.0                   [*]          995.00     [*]         [*]            [*]
SC4-FRMIN-3.0    CD OPT, FRAMEMAKER 3.1, INTL FLTG LIC          [*]        3,000.00     [*]         [*]            [*]
SC4-FRMINFX-3.0  CD OPT FRAMEMAKER 3.1 INTL FIXEDLIC            [*]        1,795.00     [*]         [*]            [*]
SC4-FRMPL-3.1    PERSONAL LISCENSE                              [*]        1,495.00     [*]         [*]            [*]
SC8-FRMFX-3.0    CD OPT, FRAMEMAKER, 3.1, FIXED LIC             [*]        1,295.00     [*]         [*]            [*]
SC8-FRMINFX-3.0  CD OPT FRAMEMAKER 3.1 INTL FIXEDLIC            [*]        1,595.00     [*]         [*]            [*]
SCA-FRMFX-3.0    FRAMEMAKER FIXED UNIVERSITY LISC               [*]          395.00     [*]         [*]            [*]
SCA-FRMITL-3.0   FLOATING TO FIXED INTL UNIVERSITY              [*]        1,200.00     [*]         [*]            [*]

Total for PRODUCT_REFERENCE = 063R                                                      [*]         [*]            [*]

S4-ISLAND5-3.0   ISLAND GRAPHICS 5-PAK SW OPT, 3.0              [*]        4,495.00     [*]         [*]            [*]

[*] Confidential portion has been omitted and filed separately with the Commission.

                                                           Qualix Unit                           Qualix
Part Number      DESCRIPTION                              Purchase Price   List-Price   Qty   Purchase Price    Ext Price
Total for PRODUCT_REFERENCE = 063S                                                      [*]         [*]             [*]

S4-PVMAVECP-1.0  PV WAVE AND POINT & CLICK COMB PKG             [*]        6,295.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 063V                                                      [*]         [*]             [*]

S4-WINGZ-1.0     WINGZ SOFTWARE OPTION, 1.0                     [*]          695.00    [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 063W                                                      [*]         [*]             [*]

M4-UINX-2.0.1    MNL KIT,UIM/X 2.0.1                            [*]          195.00     [*]         [*]             [*]
SC4-UIMX-2.0.1   UIN/X,CD/MNLS 2.0.1                            [*]        5,000.00     [*]         [*]             [*]
SC4-UINXUP-2.5   UIN/X UPGRADE FROM 2.0 TO 2.5                  [*]        2,250.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 063X                                                      [*]         [*]             [*]

S8-EXCLAIM-1.0   EXCLAIM SPREADSHEET SW 1.0,.INDIGO             [*]          495.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064B                                                      [*]         [*]             [*]

S4-ZMAIL10-1.0   Z-MAIL 10 PAK, IRIS 4D +, INDIGO, 1.0          [*]        2,495.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064C                                                      [*]         [*]             [*]

SC4-SCAN-4.X     PIXEL!SCAN-IMAGE SCANNING                      [*]          799.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064F                                                      [*]         [*]             [*]

S4-ADK-1.0       SPACEBALL APPL DEV KIT/SOURCE CODE             [*]          295.00     [*]         [*]             [*]
S4-ADS-1.0       SPACEBALL APPLICATION DRIVERS/DEMO             [*]           95.00     [*]         [*]             [*]
SB-2003          SPACEBALL 2003                                 [*]        1,195.00     [*]         [*]             [*]
SB-2003-DEV      SPACEBALL, IMC ADV 3D INTER, DEVEL             [*]          995.00     [*]         [*]             [*]
SB-2003-IN       SPACEBALL 2003 INTERNATIONAL CONFIG            [*]        1,700.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064G                                                      [*]         [*]             [*]

P-STVIEW         STEREOVIEW OPT FOR GT, GTX, VGX, PI            [*]        1,295.00     [*]         [*]             [*]
P-STVIEW-2       STEROVIEW EYEWEAR/1 EMITTER                    [*]        1,997.00     [*]         [*]             [*]
P-STVIEW-INDY    STEREOVIEW EYEWEAR FOR INDY ONLY               [*]          995.00     [*]         [*]             [*]
P-SVGLS          EYEWEAR, STEREOVIEW                            [*]        1,180.00     [*]         [*]             [*]
X5-PSTVIEW       X5-PSTVIEW STEREOVIEW CABLES                   [*]           50.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064J                                                      [*]         [*]             [*]

X-REM            REMOVABLE DISK STORAGE SUBSYS IND              [*]          295.00     [*]         [*]             [*]
K2-BAYCAB2       2-BAY SCSI EXPANSION CABINET                   [*]          725.00     [*]         [*]             [*]
K4-BAYCAB2       4-BAY, NON-REM, EXP CAB, INDIGO2, CHALN        [*]        1,085.00     [*]         [*]             [*]
K4-BAYREM        4-BAY REMOVABLE STORAGE SUBSYSTEM              [*]        2,195.00     [*]         [*]             [*]
K4-BAYREM2       4-BAY, REM STOR FOR INDOGO2, CHAL M            [*]        2,195.00     [*]         [*]             [*]
K8-TAPE-D10      PACKAGE DATA TAPES FOR K8-TAPE                 [*]          275.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064L                                                      [*]         [*]             [*]

03150-3.0        SOFTPC-LICENSE EXTENSION (RTU)                 [*]          429.00     [*]         [*]             [*]
03165-XX         SOFTWINDOWS RESPONSE PLUS                      [*]          247.00     [*]         [*]             [*]
03800-1.0        SOFTWINDOWS 1 FLOATING LICENSE                 [*]          549.00     [*]         [*]             [*]
03850-1.0        SOFTWINDOWS LICENSE                            [*]          429.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064S                                                      [*]         [*]             [*]

QCRAY            QUEUE CRAY ENVION INTERFACE                    [*]          200.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 064Z                                                      [*]         [*]             [*]

S4-KA16-5.X      APPLESHARE FILESVR 16 USERS IRIX5.X            [*]        1,245.00     [*]         [*]             [*]
S4-KA2-4.X       APPLESHARE FILE SERVER IRIX4.X                 [*]          595.00     [*]         [*]             [*]
S4-KA6-4.X       APPLESHARE FILE SERVER SW IRIX 4.X             [*]          995.00     [*]         [*]             [*]
S4-KSP-4.X       POSTSCRIPT PRINTER SHARING IRIX4.X             [*]          895.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 065B                                                      [*]         [*]             [*]

SGTPS-D          TRANSFER PRO WITH FLOPPY DISK MEDIA            [*]          249.00     [*]         [*]             [*]
SGTPS-T          TRANSFER PRO WITH 1/4" TAPE MEDIA              [*]          299.00     [*]         [*]             [*]

[*] Confidential portion has been omitted and filed separately with the Commission.


                                                           Qualix Unit                           Qualix
Part Number      DESCRIPTION                              Purchase Price   List-Price   Qty   Purchase Price   Ext Price
Total for PRODUCT_REFERENCE = 065J                                                      [*]         [*]             [*]

__ZL-94D-32-911  SOFTNET UTILITIES                               [*]       1,999.00     [*]         [*]             [*]
__ZL-94L-05-911  SOFTNET CLIENT 5 USERS                          [*]       1,499.00     [*]         [*]             [*]

Total for PRODUCT_REFERENCE = 065P                                                      [*]         [*]             [*]

GRAND TOTAL                                                                             [*]         [*]             [*]

End of report.  75 Details encountered.

[*] Confidential portion has been omitted and filed separately with the Commission.